                                                              Exhibit 99.906Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Mutual Funds Trust (the "Trust") (on behalf of Eaton Vance Cash Management Fund), that:

(a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Cash Management Fund) on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Cash Management Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Mutual Funds Trust (On behalf of Eaton Vance Cash Management Fund)

Date: August 11, 2004
      ---------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: August 11, 2004
      ---------------


/S/ Thomas E. Faust Jr.
-----------------------
Thomas E. Faust Jr.
President

                                                              Exhibit 99.906Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Mutual Funds Trust (the "Trust") (on behalf of Eaton Vance Money Market Fund), that:

(a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Money Market
    Fund) on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Money Market Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Mutual Funds Trust (On behalf of Eaton Vance Money Market Fund)

Date: August 11, 2004
      ---------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: August 11, 2004
      ---------------


/S/ Thomas E. Faust Jr.
-----------------------
Thomas E. Faust Jr.
President